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                                                                    Exhibit 99.3


                                 AEROVOX, INC.
                  SEPTEMBER 2001 OTHER ASSETS EXPENSES DETAIL
                                  Form OPR-1



Other assets detail:


Patents                                                        1.00
Prepaid-Appraisal Fees                                    22,164.24
Restricted Cash                                          821,711.47
Issue Costs                                              118,100.05
Deposits To Vendors                                      369,145.24
Deferred Income Taxes                                  3,504,165.00
Recoverable Income Taxes                                 284,000.00

Total                                                  5,119,287.00